UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2003

                              FUELCELL ENERGY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-14204                 06-0853042
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)

3 Great Pasture Road, Danbury, Connecticut                       06813
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(Address of principal executive offices)                      (Zip Code)

                                 (203) 825-6000
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE:

      On November 3, 2003, FuelCell Energy, Inc. ("FuelCell") acquired Global Thermoelectric Inc. ("Global"). On May 14, 2004, FuelCell filed a Current Report on Form 8-K with the Commission describing and providing certain financial information regarding the acquisition, including Global's financial statements as of and for the year ended December 31, 2002. FuelCell is filing this Current Report on Form 8-K/A to include, along with Global's financial statements as of and for the year ended December 31, 2002, Global's financial statements as of and for the year ended December 31, 2001 and for the nine months ended December 31, 2000. FuelCell previously filed Global's financial statements as of and for the year ended December 31, 2002, as of and for the year ended December 31, 2001 and for the nine months ended December 31, 2000 in its proxy statement on
Schedule 14A, filed October 6, 2003, in connection with its acquisition of Global. Other than changes to the audit reports accompanying the Global financial statements to indicate that such financial statements were audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), as well as Canadian Generally Accepted Auditing Standards, the attached Global financial statements are, in all material respects, the same as the Global financial statements filed with the proxy statement.

ITEM 9.01.   Financial Statements and Exhibits

(a)       Financial Statements of Businesses Acquired.

         (i) Audit report of PricewaterhouseCoopers LLP, dated February 11, 2003, relating to consolidated balance sheet of Global Thermoelectric Inc. as at December 31, 2002, and consolidated statements of operations and accumulated deficit and cash flows for the year then ended (attached as part of Exhibit 99.1).

         (ii) Audit report of Ernst & Young LLP, dated February 22, 2002, relating to consolidated balance sheets of Global Thermoelectric Inc. as at December 31, 2001 and 2000 and consolidated statements of operations and accumulated deficit and cash flows for the year ended December 31, 2001, the nine month period ended December 31, 2000 and the year ended March 31, 2000 (attached as part of Exhibit 99.1).

         (iii) Consolidated balance sheets of Global Thermoelectric Inc. as at December 31, 2002 and 2001, consolidated statements of operations and accumulated deficit and cash flows of Global Thermoelectric Inc. for the year ended December 31, 2002, the year ended December 31, 2001 and the nine month period ended December 31, 2000, together with related notes (attached as Exhibit 99.1).

(b)      Pro Forma Financial Information.

         (i) Unaudited pro forma condensed combined financial statements of FuelCell Energy, Inc. and Global Thermoelectric Inc. as of July 31, 2003 (incorporated by reference to pages 110 through 119 of the Definitive Proxy Statement of FuelCell Energy, Inc. filed with the Commission on Schedule 14A on October 6, 2003).*

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*The Compilation Report of KPMG LLP, dated September 30, 2003, on the above pro forma financial statements of FuelCell Energy, Inc. and Global Thermoelectric Inc. appearing on page 110 of the Definitive Proxy Statement of FuelCell Energy, Inc. filed with the Commission on Schedule 14A on October 6, 2003 is not incorporated by reference herein.


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

(c)      Exhibits.

         Exhibit Number            Description
         --------------            -----------

                  2.1 Combination Agreement, dated as of August 4, 2003, by and between FuelCell Energy, Inc. and Global Thermoelectric Inc. (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of FuelCell Energy, Inc. filed with the Commission on August 5, 2003)

                  23.1     Consent of PricewaterhouseCoopers LLP

                  23.2     Consent of Ernst & Young LLP

                  99.1 Consolidated balance sheets of Global Thermoelectric Inc. as at December 31, 2002 and 2001, consolidated statements of operations and accumulated deficit and cash flows of Global Thermoelectric Inc. for the year ended December 31, 2002, the year ended December 31, 2001 and the nine month period ended December 31, 2000, together with related notes and audit reports


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FUELCELL ENERGY, INC.

Date:   September 10, 2004           By:  /s/ Joseph G. Mahler
                                          -------------------------------
                                     Joseph G. Mahler
                                     Senior Vice President, Chief Financial
                                     Officer, Corporate Secretary and Treasurer


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



                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

2.1 Combination Agreement, dated as of August 4, 2003, by and between FuelCell Energy, Inc. and Global Thermoelectric Inc. (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of FuelCell Energy, Inc. filed with the Commission on August 5, 2003)

23.1              Consent of PricewaterhouseCoopers LLP

23.2              Consent of Ernst & Young LLP

99.1 Consolidated balance sheets of Global Thermoelectric Inc. as at December 31, 2002 and 2001, consolidated statements of operations and accumulated deficit and cash flows of Global Thermoelectric Inc. for the year ended December 31, 2002, the year ended December 31, 2001 and the nine month period ended December 31, 2000, together with related notes and audit reports

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